UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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TRW Automotive Holdings Corp.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M67653-P46521-Z62319 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. TRW AUTOMOTIVE HOLDINGS CORP. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 13, 2014. TRW AUTOMOTIVE HOLDINGS CORP. ATTN: INVESTOR RELATIONS 12001 TECH CENTER DRIVE LIVONIA, MI 48150 Meeting Information Meeting Type: Annual Meeting For holders as of: March 14, 2014 Date: May 13, 2014 Time: 4:30 p.m., local time Location: The Peninsula Hotel 700 Fifth Avenue New York, NY 10019 If directions are needed, please call (212) 956-2888 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the Control Number that is printed in the box marked by the arrow available and follow the instructions. You may transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2014 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX . XXXX XXXX XXXX M67654-P46521-Z62319 Proxy Materials Available to VIEW or RECEIVE: 1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT

Voting Items The Board of Directors recommends you vote FOR the following: 2. The ratification of Ernst & Young LLP, an independent registered public accounting firm, to audit the consolidated financial statements of TRW Automotive Holdings Corp. for 2014. 3. Advisory approval of the compensation of the named executive officers as disclosed in the Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 01) Francois J. Castaing 02) Michael R. Gambrell 03) David W. Meline 1. Election of three Directors nominated by the Board to serve for a three-year term beginning at the meeting and expiring at the 2017 annual stockholders meeting. Nominees: The Board of Directors recommends you vote FOR the following proposals: M67655-P46521-Z62319

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